UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 15, 2026
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C*
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Depositary Shares, each representing a 1/4,000th interest in	FHN PR H	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series H
*On April 1, 2026, all shares of Series C Preferred Stock were called for redemption effective May 1, 2026. That redemption will result in the redemption, suspension from trading, and delisting of the related Series C Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. Results of Operations and Financial Condition.

Furnished as Exhibit 99.1 is a copy of the First Horizon Corporation (“FHN” or "First Horizon") First Quarter 2026 Earnings Release, released today.

ITEM 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.2 is a copy of the Investor Slide Presentation for the quarter ended March 31, 2026, released today.

Exhibits 99.1 and 99.2 are furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure,” respectively. The exhibits speak as of the date thereof, and FHN does not assume any obligation to update in the future the information therein.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP in the Exhibits

Certain measures included in the exhibits furnished by this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures included in the exhibits furnished by this report are identified in the exhibits and in the reconciliations to GAAP measures. Reconciliations of non-GAAP to GAAP measures and presentation of the most comparable GAAP items are presented near the end (immediately before the Glossary) of Exhibit 99.1-Earnings Release and at the end of Exhibit 99.2-Investor Slide Presentation. The exhibits furnished by this report also include forward-looking guidance with respect to certain non-GAAP financial measures. FHN is not able to reconcile these forward-looking non-GAAP measures to their most directly comparable GAAP measures without unreasonable efforts because sufficient information is not available to determine and quantify, or to estimate the probable significance of, all of the variables and adjustments that would be needed for such reconciliations.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful basis for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures included in the measures furnished by this report include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk-based capital regulations; and risk-weighted assets ("RWA"), which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Forward-Looking Statements
Each exhibit furnished by this report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned: in each exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made and FHN assumes no obligation to update or revise any forward-looking statements that are made in any exhibit or in any other statement, release, report, or filing from time to time. Actual results could differ, and expectations could change, possibly materially, because of one or more factors, including those factors listed in the documents mentioned above, and other factors not listed. Throughout each exhibit, numbers may not total due to rounding, references to EPS are fully diluted and capital ratios for the most recent quarter are estimates.

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT 4/15/2026

ITEM 9.01. Financial Statements and Exhibits.

(d)Exhibits

Each of the following Exhibits 99.1 and 99.2, furnished pursuant to Items 2.02 and 7.01, respectively, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of FHN’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon Corporation First Quarter 2026 Earnings Release
99.2	Investor Slide Presentation for First Quarter 2026 Earnings
104	Cover Page Interactive Data File, formatted in Inline XBRL

FIRST HORIZON CORPORATION	3	FORM 8-K CURRENT REPORT 4/15/2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

Date:	April 15, 2026	By:	/s/ Hope Dmuchowski
		Name:	Hope Dmuchowski
		Title:	Senior Executive Vice President—Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

FIRST HORIZON CORPORATION	4	FORM 8-K CURRENT REPORT 4/15/2026